EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

I, T. Kent Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of TeamStaff, Inc. on Form 10-Q for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended, and that the information contained in such
Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of TeamStaff, Inc.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 14th day of February 2006.

                                                /s/ T. Kent Smith
                                                -----------------
                                                Chief Executive Officer
                                                (Principal Executive Officer)

I, Rick J. Filippelli, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of TeamStaff, Inc. on Form 10-Q for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended, and that the information contained in such
Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of TeamStaff, Inc.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 14th day of February 2006.

                                                /s/ Rick J. Filippelli
                                                ----------------------
                                                Vice President, Finance and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of TeamStaff, Inc. under the Securities Act of
1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.